                                                                   EXHIBIT 10(P)

                           TEMPORARY WAIVER AGREEMENT

         This TEMPORARY WAIVER AGREEMENT (this "Waiver"), entered into as of December 23, 2003, is among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower, as Guarantors (the "Guarantors" and together with the Borrower, the "Credit Parties"), the several banks and other financial institutions parties hereto (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION (FORMERLY KNOWN AS FIRST UNION NATIONAL
BANK), as Administrative Agent for the Lenders hereunder (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain 364-Day Credit Agreement, dated as of March 27, 2002 (as previously amended and extended, and as further amended, modified, supplemented, extended or replaced from time to time, the "Credit Agreement");

         WHEREAS, Henkel KGaA, a German corporation ("Henkel"), has entered into a contract with the Borrower to purchase the Capital Stock of the Borrower;

         WHEREAS, an Event of Default has occurred under Section 8.1(h) of the Credit Agreement as a result of the Borrower entering into a contract with Henkel that, upon consummation, will result in Henkel holding greater than 40% of the Voting Stock of the Borrower (the "Acknowledged Event of Default");

         WHEREAS, the Credit Parties have requested that the Required Lenders temporarily waive the Acknowledged Event of Default; and

         WHEREAS, the Required Lenders have agreed to such temporary waiver, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.        Waiver.

                  (a) The Borrower acknowledges that the Acknowledged Event of Default has occurred. The Required Lenders hereby temporarily waive the Acknowledged Event of Default until April 30, 2004 (the "Temporary Waiver Termination Date") subject to the satisfaction of all of the terms and conditions set forth in this Waiver.

                  (b) Except for the specific temporary waiver set forth in clause (a) above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Document or under applicable law or (ii) the Credit Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents. The specific temporary waiver set forth herein is a one-time waiver and shall be effective only in this specific instance and only until the Temporary Waiver Termination Date, and shall not obligate the Lenders to waive any Default or Event of Default, now existing or hereafter arising other than this temporary waiver of the Acknowledged Event of Default.

                  (c) It is acknowledged and agreed that if and when Henkel consummates its planned acquisition of the Borrower, an Event of Default under Section 8.1(h) of the Credit Agreement shall have occurred (the "Potential Event of Default"), separate and distinct from the Acknowledged Event of Default, as a result of Henkel having acquired beneficial ownership of the Borrower. Nothing contained herein shall (i) be deemed to constitute a waiver of the Potential Event of Default or (ii) obligate the Lenders to waive the Potential Event of Default if and when it materializes.

                  (d) Notwithstanding anything in this Waiver to the contrary, it is acknowledged and agreed that on the earlier of (i) the Temporary Waiver Termination Date, (ii) the occurrence of any Default or Event of Default (excluding the Acknowledged Event of Default but including the Potential Event of Default) or (iii) any breach by the Borrower of the terms of this Waiver, the temporary waiver set forth in clause (a) above shall be void and no longer in effect, an Event of Default shall exist as a result of a Change of Control having occurred under Section 8.1(h) of the Credit Agreement, and the Administrative Agent and the Lenders shall have all rights under the Credit Agreement with respect thereto.

         2. Conditions Precedent. This Waiver shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Waiver duly executed by the Credit Parties and the Required Lenders (the "Effective Date").

         3.       Miscellaneous.

                  (a) Representation and Warranty. Each of the Credit Parties represents and warrants to the Lenders that no event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Acknowledged Event of Default).

                  (b) Acknowledgement. The Credit Parties acknowledge that, pursuant to the terms of Section 4.2(a) to the Credit Agreement, the obligation of the Lenders to make Loans under the Credit Agreement is subject to the representations and warranties of the Credit Parties contained in Section 5 of the Credit Agreement being true and correct in all material respects on and as of the date such Loans are to be made (except for those which expressly relate to an earlier date).

                  (c) Counterparts/Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

                  (d) Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e) Entirety. This Waiver, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

                  (f) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  (g) Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

BORROWER:                    THE DIAL CORPORATION

                             By: /s/ Conrad A. Conrad
                                 -----------------------------------
                             Name: Conrad A. Conrad
                             Title: Executive Vice President
                                    & Chief Financial Officer

                             By: /s/ David M. Riddiford
                                 -----------------------------------
                             Name: David M. Riddiford
                             Title: Treasurer & Controller

GUARANTORS:                  DIAL BRANDS, INC.

                             By: /s/ David M. Riddiford
                                 -----------------------------------
                             Name: David M. Riddiford
                             Title: Treasurer & Controller

                             DIAL BRANDS HOLDING, INC.

                             By: /s/ David M. Riddiford
                                 -----------------------------------
                             Name: David M. Riddiford
                                   Treasurer & Controller

                             DIAL INTERNATIONAL, INC.

                             By: /s/ David M. Riddiford
                                 -----------------------------------
                             Name: David M. Riddiford
                             Title: Treasurer & Controller

                                  [Signature Pages Continue]

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

GUARANTORS CONT.:            DIAL BENEFITS MANAGEMENT CORPORATION

                             By: /s/ David M. Riddiford
                                 -----------------------------------
                             Name: David M. Riddiford
                             Title: Treasurer & Controller

                             DIAL POST-RETIREMENT LIABILITIES
                             MANAGEMENT COMPANY

                             By: /s/ David M. Riddiford
                                 -----------------------------------
                             Name: David M. Riddiford
                             Title: Treasurer & Controller

                                 [Signature Pages Continue]

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

LENDERS:                     WACHOVIA BANK, NATIONAL ASSOCIATION
                             (formerly known First Union National Bank), individually in its capacity as a Lender and in its capacity as Administrative Agent

                             By: /s/ Lonis K. Beasley III
                                 -----------------------------------
                             Name:  Lonis K. Beasley III
                             Title: Director

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                           BANK OF AMERICA, N.A.

                           By: /s/ Thomas R. Durham
                               -------------------------
                           Name: Thomas R. Durham
                           Title: Managing Director

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                          BANK ONE, NA

                          By: /s/ Kandis A. Jaffrey
                              ------------------------
                          Name: Kandis A. Jaffrey
                          Title: Director

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                           BNP PARIBAS

                           By: /s/ Scan T.Conlon
                               -------------------------
                           Name: Scan T.Conlon
                           Title: Managing Director

                           By: /s/ Mitchell M. Ozawa
                               -------------------------
                           Name: Mitchell M. Ozawa
                           Title: Managing Director

                              THE DIAL CORPORATION
                            364-DAY CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                           THE NORTHERN TRUST COMPANY

                          By: /s/ Jeffrey B. Clark
                              -------------------------
                          Name: Jeffrey B. Clark
                          Title: Vice President

                           TEMPORARY WAIVER AGREEMENT

         This TEMPORARY WAIVER AGREEMENT (this "Waiver"), entered into as of December 23, 2003, is among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower, as Guarantors (the "Guarantors" and together with the Borrower, the "Credit Parties"), the several banks and other financial institutions parties hereto (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION (FORMERLY KNOWN AS FIRST UNION NATIONAL
BANK), as Administrative Agent for the Lenders hereunder (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Three-Year Credit Agreement, dated as of March 27, 2002 (as previously amended and modified, and as further amended, modified, supplemented, extended or replaced from time to time, the "Credit Agreement");

         WHEREAS, Henkel KGaA, a German corporation ("Henkel"), has entered into a contract with the Borrower to purchase the Capital Stock of the Borrower;

         WHEREAS, an Event of Default has occurred under Section 8.1(h) of the Credit Agreement as a result of the Borrower entering into a contract with Henkel that, upon consummation, will result in Henkel holding greater than 40% of the Voting Stock of the Borrower (the "Acknowledged Event of Default");

         WHEREAS, the Credit Parties have requested that the Required Lenders temporarily waive the Acknowledged Event of Default; and

         WHEREAS, the Required Lenders have agreed to such temporary waiver, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.        Waiver.

                  (a) The Borrower acknowledges that the Acknowledged Event of Default has occurred. The Required Lenders hereby temporarily waive the Acknowledged Event of Default until April 30, 2004 (the "Temporary Waiver Termination Date") subject to the satisfaction of all of the terms and conditions set forth in this Waiver.

                  (b) Except for the specific temporary waiver set forth in clause (a) above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Document or under applicable law or (ii) the Credit Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents. The specific temporary waiver set forth herein is a one-time waiver and shall be effective only in this specific instance and only until the Temporary Waiver Termination Date, and shall not obligate the Lenders to waive any Default or Event of Default, now existing or hereafter arising other than this temporary waiver of the Acknowledged Event of Default.

                  (c) It is acknowledged and agreed that if and when Henkel consummates its planned acquisition of the Borrower, an Event of Default under Section 8.1(h) of the Credit Agreement shall have occurred (the "Potential Event of Default"), separate and distinct from the Acknowledged Event of Default, as a result of Henkel having acquired beneficial ownership of the Borrower. Nothing contained herein shall (i) be deemed to constitute a waiver of the Potential Event of Default or (ii) obligate the Lenders to waive the Potential Event of Default if and when it materializes.

                  (d) Notwithstanding anything in this Waiver to the contrary, it is acknowledged and agreed that on the earlier of (i) the Temporary Waiver Termination Date, (ii) the occurrence of any Default or Event of Default (excluding the Acknowledged Event of Default but including the Potential Event of Default) or (iii) any breach by the Borrower of the terms of this Waiver, the temporary waiver set forth in clause (a) above shall be void and no longer in effect, an Event of Default shall exist as a result of a Change of Control having occurred under Section 8.1(h) of the Credit Agreement, and the Administrative Agent and the Lenders shall have all rights under the Credit Agreement with respect thereto.

         2. Conditions Precedent. This Waiver shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Waiver duly executed by the Credit Parties and the Required Lenders (the "Effective Date").

         3.       Miscellaneous.

                  (a) Representation and Warranty. Each of the Credit Parties represents and warrants to the Lenders that no event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Acknowledged Event of Default).

                  (b) Acknowledgement. The Credit Parties acknowledge that, pursuant to the terms of Section 4.2(a) to the Credit Agreement, the obligation of the Lenders to make Loans under the Credit Agreement is subject to the representations and warranties of the Credit Parties contained in Section 5 of the Credit Agreement being true and correct in all material respects on and as of the date such Loans are to be made (except for those which expressly relate to an earlier date).

                  (c) Counterparts/Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

                  (d) Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e) Entirety. This Waiver, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

                  (f) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  (g) Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

BORROWER:                   THE DIAL CORPORATION

                            By: /s/ Conrad A. Conrad
                                -----------------------------------
                            Name: Conrad A. Conrad
                            Title: Executive Vice President
                                   & Chief Financial Officer

                            By: /s/ David M. Riddiford
                                -----------------------------------
                            Name: David M. Riddiford
                            Title: Treasurer & Controller

GUARANTORS:                 DIAL BRANDS, INC.

                            By: /s/ David M. Riddiford
                                -----------------------------------
                            Name: David M. Riddiford
                            Title: Treasurer & Controller

                            DIAL BRANDS HOLDING, INC.

                            By: /s/ David M. Riddiford
                                -----------------------------------
                            Name: David M. Riddiford
                                  Treasurer & Controller

                            DIAL INTERNATIONAL, INC.

                            By: /s/ David M. Riddiford
                                -----------------------------------
                            Name: David M. Riddiford
                            Title: Treasurer & Controller

                                 [Signature Pages Continue]

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

GUARANTORS CONT.:       DIAL BENEFITS MANAGEMENT CORPORATION

                        By: /s/ David M. Riddiford
                            -----------------------------------
                        Name: David M. Riddiford
                        Title: Treasurer & Controller

                        DIAL POST-RETIREMENT LIABILITIES
                        MANAGEMENT COMPANY

                        By: /s/ David M. Riddiford
                            -----------------------------------
                        Name: David M. Riddiford
                        Title: Treasurer & Controller

                            [Signature Pages Continue]

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

LENDERS:                WACHOVIA BANK, NATIONAL ASSOCIATION
                        (formerly known First Union National Bank), individually in its capacity as a Lender and in its capacity as Administrative Agent

                        By: /s/ Lonis K. Beasley III
                            -----------------------------------
                        Name:  Lonis K. Beasley III
                        Title: Director

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                         BANK OF AMERICA, N.A.

                         By: /s/ Thomas R. Durham
                             ----------------------
                         Name: Thomas R. Durham
                         Title: Managing Director

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                         BANK ONE, NA

                         By: /s/ Kandis A. Jaffrey
                             --------------------------
                         Name: Kandis A. Jaffrey
                         Title: Director

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                          BNP PARIBAS

                          By: /s/ Scan T.Conlon
                              ---------------------------
                          Name: Scan T.Conlon
                          Title: Managing Director

                          By: /s/ Mitchell M. Ozawa
                              ---------------------------
                          Name: Mitchell M. Ozawa
                          Title: Managing Director

                              THE DIAL CORPORATION
                           THREE YEAR CREDIT AGREEMENT
                           TEMPORARY WAIVER AGREEMENT

                          DEUTSCHE BANK AG NEW YORK BRANCH

                          By: /s/ Frederick W. Laird
                              -----------------------------------
                          Name: Frederick W. Laird
                          Title: Managing Director

                          By: /s/ Iain Stewart
                              -----------------------------------
                          Name: Iain Stewart
                          Title: Director